Exhibit 10.1

Execution Version

AMENDMENT AND EXTENSION AGREEMENT

This Amendment and Extension to the Credit Agreement (this “Agreement”), dated as of 20 September 2023, among PHILIP MORRIS INTERNATIONAL INC., a Virginia corporation (“PMI”), CITIBANK EUROPE PLC, UK BRANCH, as Facility Agent, CITIBANK, N.A., as Swingline Agent, the Extending Lenders (as defined below), the Extending Swingline Lenders (as defined below) and only with respect to Sections 1, 3, 4, 5, 6, 7, 8, 9, 10 and 11, the Non-Extending Lenders (as defined below) (the Extending Lenders, the Extending Swingline Lenders and the Non-Extending Lenders, collectively, the “Lenders”).

WHEREAS, PMI, the Lenders, the Facility Agent and the Swingline Agent, are parties to that certain Credit Agreement relating to a Revolving Credit Facility, including a swingline option, dated as of 29 September 2021 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, PMI, the Extending Lenders and Extending Swingline Lenders, the Facility Agent and the Swingline Agent desire to extend the term of the Credit Agreement;

WHEREAS, PMI, the Lenders, the Facility Agent and the Swingline Agent desire to amend certain provisions under the Credit Agreement.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Definitions. Capitalized terms used and not defined in this Agreement shall have the respective meanings given them in the Credit Agreement.

“Extending Lenders” means each of the undersigned lenders that is not a Non-Extending Lender.

“Extending Swingline Lenders” means each of the undersigned Swingline Lenders.

“Non-Extending Lenders” means each of the undersigned lenders which has specified in its signature page hereto to be signing this Agreement other than in connection with Section 2 hereof.

2.            Extension. Each of the Extending Lenders and the Extending Swingline Lenders hereby agrees to extend, effective 29 September 2023, its respective Commitments and the Maturity Date under the Credit Agreement, for an additional one-year period to 29 September 2028 pursuant to Section 2.24 of the Credit Agreement.

3.            Amendment to Credit Agreement.

(a) The Credit Agreement is hereby amended by amending and restating the definition of “Term SOFR” in its entirety as follows:

“Term SOFR” means for any calculation with respect to a Term SOFR Advance, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator and rounded to five decimal places; provided, however, that if as of 5:00 P.M. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day in each case.

(b) Schedule 3 Revolving Credit Commitments is hereby deleted in its entirety and is replaced with Schedule 3 Revolving Credit Commitments attached hereto, subject to the addition of one or more Assuming Lenders prior to the Maturity Date or the initial Extended Maturity Date, as applicable, provided that total aggregate Revolving Credit Commitments shall in no event exceed $2,500,000,000.

(c) Schedule 4 Swingline Commitments is hereby deleted in its entirety and is replaced with Schedule 4 Swingline Commitments attached hereto.

(d) Schedule 5 Business Transformation Pricing Adjustment Schedule (other than Exhibit 1 thereto) is hereby deleted and is replaced with Schedule 5 Business Transformation Pricing Adjustment Schedule attached hereto. For the avoidance of doubt, Exhibit 1 to Schedule 5 is not being amended by this Agreement.

4.            Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and other related documents are and shall remain in full force and effect and are hereby ratified and confirmed. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or other related documents or for any purpose except as expressly set forth herein.

5.            Effective Date. This Agreement shall become effective on 29 September 2023.

6.            Conditions Precedent.

(a) With respect to the extension of the Credit Agreement in accordance with Section 2 hereof, on or prior to the date hereof, the Facility Agent shall have received this Agreement, duly executed and delivered by PMI, the Extending Lenders and the Extending Swingline Lenders.

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(b) With respect to the amendment of the Credit Agreement in accordance with Sections 3(a), 3(b) and 3(c) hereof, on or prior to the date hereof, the Facility Agent shall have received this Agreement, duly executed and delivered by PMI and the Lenders.

(c) With respect to the amendment of the Credit Agreement in accordance with Section 3(d) hereof, on or prior to the date hereof, the Facility Agent shall have received this Agreement, duly executed and delivered by PMI and the Required Lenders.

7.             Representations and Warranties. PMI represents and warrants to the Facility Agent and to each of the Lenders that the statements in subsection (a), (b), (c), (d) and (f) (but only clause (i) thereof) of Section 4.1 of the Credit Agreement are true and correct on and as of the date hereof.

8.             Headings. Section headings included herein are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

9.             Binding Effect. This Agreement shall be binding upon and inure to the benefit of PMI, the Facility Agent, the Swingline Agent and each Lender, and each of their respective successors and assigns.

10.            Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

11.            Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement in .PDF format or by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ Frank de Rooij
	Name:	Frank de Rooij
	Title:	Vice President
Treasury and Corporate Finance

Signature page - Amendment and Extension Agreement

CITIBANK EUROPE PLC, UK BRANCH,
as Facility Agent

By:	/s/ Jane Styles
Name: Jane Styles
Title: Senior Vice President

Signature page - Amendment and Extension Agreement

Citibank, N.A., as Swingline Agent, as Extending Lender and as Extending Swingline Lender

By:	/s/ Andrew Mason
	Name:	Andrew Mason
	Title:	Managing Director

Signature page - Amendment and Extension Agreement

MIZUHO BANK, LTD., as Extending Lender and Extending Swingline Lender

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

Signature page - Amendment and Extension Agreement

BANCO SANTANDER, S.A., NEW YORK Branch, as Extending Lender

By:	/s/ Andres Barbosa
	Name:	Andres Barbosa
	Title:	Managing Director

By:	/s/ Daniel Kostman
	Name:	Daniel Kostman
	Title:	Executive Director

Signature page - Amendment and Extension Agreement

DEUTSCHE BANK AG NEW YORK Branch, as Extending Lender and Extending Swingline Lender

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Director

By:	/s/ Marko Lukin
	Name:	Marko Lukin
	Title:	Vice President

Signature page - Amendment and Extension Agreement

HSBC BANK PLC, as Extending Lender and Extending Swingline Lender

By:	/s/ Rod Stoyle
Name: Rod Stoyle
Title: Vice President

Signature page - Amendment and Extension Agreement

SUMITOMO MITSUI BANKING Corporation, as Extending Lender and Extending Swingline Lender

By:	/s/ Haruhisa Okamoto
	Name:	Haruhisa Okamoto
	Title:	Managing Director

By:	/s/ Dr. Harald Wimmer
	Name:	Dr. Harald Wimmer
	Title:	Executive Director

Signature page - Amendment and Extension Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. New york Branch, as Extending Lender

By:	/s/ Cara Younger
	Name:	Cara Younger
	Title:	Managing Director

By:	/s/ Armen Semizian
	Name:	Armen Semizian
	Title:	Executive Director

Signature page - Amendment and Extension Agreement

BANK OF AMERICA, N.A, LONDON Branch, as Extending Lender

By:	/s/ Defne Gabay
	Name:	Defne Gabay
	Title:	Vice President

Signature page - Amendment and Extension Agreement

BARCLAYS BANK PLC, as Extending Lender

By:	/s/ Mark Pope
	Name:	Mark Pope
	Title:	Vice President

Signature page - Amendment and Extension Agreement

COMMERZBANK AG, NEW YORK Branch, as Extending Lender

By:	/s/ Pedro Bell
	Name:	Pedro Bell
	Title:	Managing Director

By:	/s/ Jeff Sullivan
	Name:	Jeff Sullivan
	Title:	Vice President

Signature page - Amendment and Extension Agreement

Credit Suisse (Switzerland) Ltd., as Extending Lender

By:	/s/ Ursula Schwarzenberger
Name: Ursula Schwarzenberger
Title: Authorised Signatory

By:	/s/ Christoph Bischofberger
Name: Christoph Bischofberger
Title: Authorised Signatory

Signature page - Amendment and Extension Agreement

GOLDMAN SACHS BANK USA, as Extending Lender

By:	/s/ Joshua Ellis-Jones
Name: Joshua Ellis-Jones
Title: Authorised Signatory

Signature page - Amendment and Extension Agreement

With respect to Section 1, 3, 4, 5, 6, 7, 8, 9, 10 and 11, only:

SOCIETE GENERALE, as Non-Extending Lender

By:	/s/ Richard Bernal
Name: Richard Bernal
Title: Managing Director

Signature page - Amendment and Extension Agreement

STANDARD CHARTERED Bank, as Extending Lender

By:	/s/ Robert Newell
	Name:	Robert Newell
	Title:	Managing Director

Signature page - Amendment and Extension Agreement

INTESA SANPAOLO S.P.A., LONDON Branch, as Extending Lender

By:	/s/ Alberto Matera
	Name:	Alberto Matera
	Title:	Business Director

By:	/s/ Giorgia Bigazzi
	Name:	Giorgia Bigazzi
	Title:	Vice President

Signature page - Amendment and Extension Agreement

UBS SWITZERLAND AG, as Extending Lender

By:	/s/ Regula Sägesser
Name: Regula Sägesser
Title: Executive Director

By:	/s/ Chantal Valeri
Name: Chantal Valeri
Title: Associate Director

Signature page - Amendment and Extension Agreement

RAIFFEISEN BANK INTERNATIONAL AG, as Extending Lender

By:	/s/ Eva Kosbow
Name: Eva Kosbow
Title: Director

By:	/s/ Stefan Bauer
Name: Stefan Bauer
Title: Director

Signature page - Amendment and Extension Agreement